[graphic omitted]

STEIN ROE ADVISOR GROWTH STOCK FUND   SEMIANNUAL REPORT

Managed by Stein Roe & Farnham Incorporated
March 31, 1998

                           -----------------------------
                           Not FDIC   May Lose Value
                           Insured     No Bank Guarantee
                           -----------------------------

                               PRESIDENT'S MESSAGE

                               TO OUR SHAREHOLDERS

[Photo of Thomas W. Butch]

We are pleased to present this semiannual report for Stein Roe Advisor Growth Stock Fund. This report covers the six months ended March 31, 1998.

AN UNPRECEDENTED BULL RUN CONTINUES

U.S. equity markets blinked temporarily in the fourth quarter of 1997 when many Asian markets struggled with currency devaluations and political and economic turmoil. By the end of October, the S&P 500 had fallen more than 68 points from its October high of 983.12. Starting in November, however, the S&P rebounded sharply, completing its third straight year of gains in excess of 20%. Moreover, this momentum carried into the first part of 1998 when, despite many predictions of slowing equity market returns, the Dow Jones Industrial Average surged 11.75%, eclipsing 9000 for the first time.

By all measures, the strength and duration of the current bull market is unprecedented. The S&P 500's average annual gain of more than 18.94% for the 10-year period ended March 31, 1998, is the largest such gain for any 10-year period. Obviously, this period has been uniquely prosperous for stock investors.

A NEW ERA?

There remains a considerable division of opinion in the financial community as to the sustainability of returns of this magnitude. Some market observers suggest that, based on historical data and traditional market measures, returns of these levels simply cannot continue. Others believe we have entered a new era of unbridled equity market growth in which a variety of economic and demographic factors may render traditional beliefs and measurements obsolete.

Eventually, all of us will learn which of these perspectives proves to be more accurate. Meanwhile, we believe it is important that investors focus less on guessing where the market will go and more on ensuring that their investments remain appropriate to their investing goals, risk tolerance and time horizon.

YOUR FUND

We seek, in this report, to provide you useful and approachable information about your Fund. We hope you will take the time to learn from your portfolio managers how they are investing your money and how they assess their Fund's performance over the past six months.

A REMINDER

We believe that, as an equity investor, what's important above all else is that you maintain a long-term perspective. The events in Asia during the fourth quarter of 1997 -- and their brief but pronounced effect on domestic equity markets -- served as a healthy reminder that markets can swing rapidly and violently, and that volatility is a risk inherent in equity investing. To investors with long-term horizons, volatility should not be as important a consideration, since historically risk has diminished over time. The more genuine risk, in our view, is the risk of losing sight of long-term investment goals because of market fluctuations.

So, whatever the market's course, your perspective is your best ally.

As always, we look forward to serving your investment needs.

    Sincerely,

/s/ Thomas W. Butch

    Thomas W. Butch
    President
    April 30, 1998

                           PORTFOLIO MANAGEMENT REPORT

FIRST SIX MONTHS OF FUND'S FISCAL YEAR PROVIDED STRONG PERFORMANCE

The Fund generated a return of 17.20% for Class A shares, at NAV, for the past six months. It outperformed the 12.45% return of the Lipper peer group median(1), and nearly matched the 17.21% return of the S&P 500 Index.

CONSUMER NON-DURABLE AND HEALTH CARE SECTORS LED PORTFOLIO PERFORMANCE

We invest in large companies that tend to react to the market's ups and downs. Large-cap stocks performed exceedingly well in the fourth quarter, outperforming all relative indexes by substantial margins. Conversely, these stocks returned mixed performance in the first quarter and our holdings followed suit. Our investments in consumer non-durable global consumer franchise companies such as Gillette, Procter & Gamble and Disney (3.09%, 2.75% and 2.08% of total net assets, respectively), and our health care holdings such as Merck, Johnson & Johnson and Pfizer (2.51%, 2.39% and 3.24% of total net assets, respectively), supported the Fund's performance throughout the period. However, strong performance among these stocks was offset by the Fund's oil services holdings which suffered from the downward trend in oil prices. Performance of the portfolio's technology holdings was mixed, with Motorola and Intel lagging in performance (2.37% and 2.03% of total net assets, respectively).

TECHNOLOGY COMPANIES LAG IN THE FIRST QUARTER OF 1998

The first quarter is usually tough for technology companies, but this year's seasonal slowness was exacerbated by the turmoil in Asia. However, our long-term outlook for the technology sector continues to be favorable. Companies will have to purchase new technology to be able to compete globally. We invest in technology companies that we believe will benefit from this trend. For example, we own Microsoft, Cisco Systems and Tellabs (2.62%, 3.34% and 3.06% of total net assets, respectively), because they have excellent product lines, and because we believe these companies are less susceptible to any economic downturn because of their market dominance. Another example is Intel, a company with a ninety percent market share in microprocessors worldwide. Despite lagging performance recently, we like this company because it is as globally dominant in its industry as Coca-Cola and Gillette are in theirs.

TOP TEN HOLDINGS

------------------------------------
1. Cendant                     4.13%
2. Travelers Group             3.52%
3. Cisco Systems               3.34%
4. Lucent Technologies         3.33%
5. Fannie Mae                  3.29%
6. Pfizer                      3.24%
7. General Electric            3.14%
8. Gillette                    3.09%
9. WorldCom                    3.08%
10. Tellabs                    3.06%
------------------------------------


Portfolio holdings are disclosed as a percentage of the SR&F Growth Stock Portfolio's total net assets as of March 31, 1998, and are subject to change.

PORTFOLIO HOLDINGS BOUGHT AND SOLD

We established positions in Time Warner, NationsBank and Peoplesoft during the period (2.81%, 2.14% and 2.40% of total net assets, respectively).

We sold our position in McDonald's after it experienced continued decreases in same-store sales growth. We also sold Wells Fargo, Baker-Hughes and Thermo Electron due to weaker-than-expected earnings.

SEEKING STOCKS THAT SHOULD BENEFIT FROM RISING GLOBAL DEMAND AND AGING BABY BOOMERS

Due to the trend toward global democracy, we will continue to look for companies that should benefit from increased global consumer demand. Greater disposable income leads to consumer demand for products. Global consumer franchises that perfect their businesses in multiple markets stand to benefit tremendously from this opportunity. We continue to hold companies like Procter & Gamble because they are the most globally dominant companies within their respective markets.

SECTOR BREAKDOWN

--------------------------------------
Basic materials:                    1%
Consumer Cyclical:                 11%
Consumer Non-Cyclical:             27%
Energy:                             4%
Financial:                         20%
Industrial:                         9%
Technology:                        25%
Utilities:                          3%
--------------------------------------

Portfolio sectors are disclosed as a percentage of SR&F Growth Stock Portfolio's total equity holdings as of March 31, 1998 and are subject to change.

We also will continue to focus on companies that stand to benefit from the aging baby boomer market segment. As these 80 million consumers age, they're going to demand more and better health care, so we own health care companies that we believe stand to profit from this demographic trend such as Pfizer, Eli Lilly, Merck, and Medtronic (3.24%, 2.52%, 2.51% and 2.70% of total net assets, respectively). Pharmaceutical maker Eli Lilly, for example, will be driven by sales of Evista, which is their osteoporosis drug for post-menopausal women. As market segments change, product demand will change. Therefore, we will continue to monitor the market and invest in companies that are best positioned to leverage this trend.

OUTLOOK POSITIVE DESPITE SPECTER OF SLOWING GROWTH

Our long-term outlook for large-cap companies remains positive despite the possibility that growth may decelerate sometime in the future due to the Asian crisis. Therefore, we will focus on companies that have delivered consistent earnings despite the overall strength or weakness of the general market.

(1) Source: Lipper Analytical Services, Inc. Lipper rankings are based on the Lipper Growth Funds category. For the six-month period ended March 31, 1998, the Fund's Class K shares ranked in the 1st quartile (158 out of 934 funds).

             STEIN ROE ADVISOR GROWTH STOCK FUND VS.
                 THE STANDARD & POOR'S 500 INDEX

       Change in Value of $10,000 from 3/31/88 -- 3/31/98

               CLASS A SHARES BASED ON NAV AND POP

   DATE               NAV            POP          S&P 500 INDEX
-----------         ------         ------         -------------
Mar. 31, 88          9,425         10,000            10,000
Jun. 30, 88          9,720         10,312            10,664
Sep. 30, 88          9,404          9,978            10,701
Dec. 31, 88          9,447         10,023            11,030
Mar. 31, 89         10,160         10,780            11,812
Jun. 30, 89         11,231         11,917            11,853
Sep. 30, 89         12,603         13,371            14,227
Dec. 31, 89         12,762         13,541            14,519
Mar. 31, 90         12,468         13,229            14,083
Jun. 30, 90         14,450         15,332            14,966
Sep. 30, 90         12,042         12,776            12,912
Dec. 31, 90         12,842         13,625            14,068
Mar. 31, 91         14,913         15,823            16,108
Jun. 30, 91         15,059         15,978            16,070
Sep. 30, 91         16,405         17,406            16,927
Dec. 31, 91         18,694         19,834            18,345
Mar. 31, 92         17,877         18,967            17,882
Jun. 30, 92         17,568         18,639            18,221
Sep. 30, 92         18,707         19,848            18,796
Dec. 31, 92         20,174         21,404            19,740
Mar. 31, 93         19,718         20,921            20,602
Jun. 30, 93         19,262         20,437            20,701
Sep. 30, 93         19,602         20,797            21,234
Dec. 31, 93         20,684         21,946            21,726
Mar. 31, 94         19,474         20,662            20,903
Jun. 30, 94         18,893         20,045            20,991
Sep. 30, 94         19,953         21,170            22,015
Dec. 31, 94         19,844         21,055            22,011
Mar. 31, 95         21,266         22,563            24,152
Jun. 30, 95         23,174         24,588            26,454
Sep. 30, 95         25,499         27,055            28,555
Dec. 31, 95         26,835         28,472            30,272
Mar. 31, 96         28,078         29,791            31,897
Jun. 30, 96         29,929         31,755            33,327
Sep. 30, 96         30,772         32,649            34,357
Dec. 31, 96         32,356         34,330            37,219
Mar. 31, 97         32,251         34,219            38,218
Jun. 30, 97         38,712         41,074            44,884
Sep. 30, 97         40,836         43,327            48,246
Dec. 31, 97         43,115         45,745            49,631
Mar. 31, 98         47,861         50,780            56,549

A $10,000 investment in Class B shares made on 3/31/88 at net asset value (NAV) would have grown to $47,381 on 3/31/98.

A $10,000 investment in Class C shares made on 3/31/88 at NAV would have grown to $47,200 on 3/31/98.

A $10,000 investment in Class K shares made on 3/31/88 at NAV would have grown to $50,914 on 3/31/98.

The S&P 500 is an unmanaged group of stocks that differs from the composition of Stein Roe Advisor Growth Stock Fund. Unlike mutual funds, indexes do not incur fees or expenses and are not available for direct investment.

                          AVERAGE ANNUAL TOTAL RETURNS
                              As of March 31, 1998

               CLASS A             CLASS B            CLASS C         CLASS K
Inception     10/15/97            10/15/97            10/15/97        2/14/97
            NAV      POP        NAV     w/CDSC     NAV      w/CDSC      NAV
1 Year      48.40%   39.87%     47.50%  42.50%     46.94%   45.94%      47.98%
5 Years     19.41    18.00      18.59   18.39      18.50    18.50       19.41
10 Years    17.64    16.95      16.99   16.99      16.79    16.79       17.67

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Stein Roe Advisor Growth Stock Fund invests all of its investable assets in SR&F Growth Stock Portfolio, which has the same investment objective and substantially the same investment policies as the Fund. The Fund commenced operations on 2/14/97, but until 10/15/97 offered only the shares that are now designated as Class K shares. The historical performance of Class K shares for the period prior to 2/14/97, and the historical performance of each other class of shares for the period prior to 10/15/97, is based on the performance of SR&F Growth Stock Portfolio and its predecessor, restated to reflect the sales charges, the 12b-1 fees and other expenses applicable to that class as set forth in the "Fee Table," without giving effect to any fee waivers described therein and assuming reinvestment of all dividends and capital gains.

Public offering price (POP) performance reflects the maximum initial sales charge applicable to Class A shares. The applicable contingent deferred sales charge (CDSC) for Class B shares is 5% for 6 months and 1 year, 2% for 5 years and 0% for 10 years. The CDSC for Class C shares is 1% for 6 months and 1 year, and 0% for 5 and 10 years.

                     STEIN ROE ADVISOR GROWTH STOCK FUND
                          PORTFOLIO OF INVESTMENTS
                        MARCH 31, 1998 (IN THOUSANDS)

COMMON STOCKS - 96.7%                                    SHARES        VALUE
------------------------------------------------------------------------------
BANKS & SAVINGS AND LOANS - 4.9%
 Citicorp                                                   150     $ 21,300
 NationsBank                                                225       16,411
                                                                    --------
                                                                      37,711
                                                                    --------

------------------------------------------------------------------------------
BUSINESS SERVICES - 3.0%
 Paychex                                                    400        23075

------------------------------------------------------------------------------
CHEMICALS - 1.4%
 Monsanto                                                   200       10,400

------------------------------------------------------------------------------
COMPUTERS AND COMPUTER SOFTWARE - 10.4%
 Cisco Systems                                              375       25,641
 Intel                                                      200       15,613
 Microsoft (a)                                              225       20,136
 Peoplesoft (a)                                             350       18,441
                                                                    --------
                                                                      79,831
                                                                    --------

------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 10.0%
 Cendant (a)                                                800       31,700
 Gillette                                                   200       23,738
 Procter & Gamble                                           250       21,094
                                                                    --------
                                                                      76,532
                                                                    --------

------------------------------------------------------------------------------
DISTRIBUTION - RETAIL - 5.3%
 Home Depot                                                 300       20,231
 Kohl's (a)                                                 250       20,438
                                                                    --------
                                                                      40,669
                                                                    --------

------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 3.1%
 General Electric                                           280       24,132

------------------------------------------------------------------------------
FINANCIAL SERVICES - 7.8%
 American Express                                           235       21,576
 Charles Schwab                                             350       13,300
 Fannie Mae                                                 400       25,300
                                                                    --------
                                                                      60,176
                                                                    --------

------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO - 5.2%
 Coca-Cola                                                  270       20,908
 Philip Morris                                              450       18,759
                                                                    --------
                                                                      39,667
------------------------------------------------------------------------------
HEALTH CARE - 2.4%
 Johnson & Johnson                                          250       18,328

------------------------------------------------------------------------------
INSURANCE - 6.4%
 American International Group                               175       22,039
 Travelers Group                                            450       27,000
                                                                    --------
                                                                      49,039
                                                                    --------

------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 4.9%
 Walt Disney                                                150       16,013
 Time Warner                                                300       21,600
                                                                    --------
                                                                      37,613
                                                                    --------

------------------------------------------------------------------------------
MEDICAL SUPPLIES - 2.7%
 Medtronic                                                  400       20,750

------------------------------------------------------------------------------
OIL/GAS - 3.8%
 R & B Falcon (a)                                           350       10,369
 Schlumberger Limited                                       250       18,937
                                                                    --------
                                                                      29,306
                                                                    --------

------------------------------------------------------------------------------
PHARMACEUTICAL - 8.3%
 Eli Lilly & Company                                        325       19,378
 Merck & Company                                            150       19,256
 Pfizer                                                     250       24,922
                                                                    --------
                                                                      63,556
                                                                    --------

------------------------------------------------------------------------------
RUBBER, PLASTIC & RELATED - 2.5%
 Illinois Tool Works                                        300       19,425

------------------------------------------------------------------------------
TELECOMMUNICATIONS - 14.6%
 LM Ericsson Telecommunications ADRs, class B               450       21,403
 Lucent Technologies                                        200       25,575
 Motorola                                                   300       18,188
 Tellabs (a)                                                350       23,494
 Worldcom (a)                                               550       23,684
                                                                    --------
                                                                     112,344
                                                                    --------

TOTAL COMMON STOCKS (cost of $380,800) (b)                           742,554
                                                                    --------

SHORT-TERM OBLIGATIONS - 3.3%                               PAR
-----------------------------------------------------------------------------
COMMERCIAL PAPER - 3.3%
 Associates Corp. of North America
  6.050% 4/01/98 (Cost of $25,255)                     $ 25,255       25,255
                                                                    --------


TOTAL INVESTMENTS (cost of $406,055) (b)                             767,809
                                                                    --------

------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET - 0.0%                              $    267
------------------------------------------------------------------------------

NET ASSETS - 100%                                                    768,076
                                                                    ========


NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At March 31, 1998, the cost of investments for federal income tax was $406,055. Net unrealized appreciation and gross unrealized appreciation were $361,754. There was no gross unrealized depreciation.

 Acronym                                      Name
    ADR                           American Depositary Receipt

 See notes to financial statements.

                       STEIN ROE ADVISOR GROWTH STOCK FUND
                        STATEMENT OF ASSETS & LIABILITIES
                                 MARCH 31, 1998

(in thousands except for per-share amounts)
(unaudited)
ASSETS
Investment in SR&F Growth Stock Portfolio, at value                   $ 81,746
Receivable for:
  Fund shares sold                                      $ 1,518
  Expense reimbursement due
  from Adviser/Administrator                                 71
                                                        -------
                                                                      $  1,589
Other                                                                       25
                                                                      --------
    Total Assets                                                        83,360

LIABILITIES
Payable for:
  Fund shares repurchased                                    81
Accrued:
  Transfer agent fee                                         44
  Distribution and service fee                               40
  Other                                                      58
                                                        -------
    Total Liabilities                                                      223
                                                                      --------

NET ASSETS                                                            $ 83,137
                                                                      --------

Net asset value price per share -
Class A ($35,292/2,692)                                               $  13.11
                                                                      --------

Maximum offering price per share - Class A
($13.11/0.9425)                                                       $  13.91
                                                                      --------

Net asset value & offering price per share -
Class B ($39,509/3,021)                                               $  13.08
                                                                      --------

Net asset value & offering price per share -
Class C ($7,104/545)                                                  $  13.03
                                                                      --------

Net asset value & offering price per share -
Class K ($1,232/93)                                                   $  13.17
                                                                      --------

COMPOSITION OF NET ASSETS
Capital paid in                                                       $ 74,741
Net unrealized appreciation                                              9,306
Accumulated net investment loss                                           (132)
Accumulated net realized loss                                             (778)
                                                                      --------
                                                                      $ 83,137
                                                                      ========

See notes to financial statements.

                        STEIN ROE ADVISOR GROWTH STOCK FUND
                              STATEMENT OF OPERATIONS
                      FOR THE SIX MONTHS ENDED MARCH 31, 1998

(in thousands)
(unaudited)
INVESTMENT INCOME
Dividends from SR&F Growth Stock Portfolio                           $    155
Interest from SR&F Growth Stock Portfolio                                  46
Expenses from SR&F Growth Stock Portfolio                                (112)
                                                                     --------
      Investment Income                                                    89

EXPENSES
Distribution and service fees                           $   128
SEC and state registration fees                              51
Transfer agent fees                                          44
Administrative fees                                          28
Amortization of organization expenses                        15
Printing and postage                                         14
Accounting fees                                              13
Legal and audit fees                                         10
Trustees' fees                                                3
Other                                                        43
                                                        -------
                                                            349
Fees and expenses waived or borne
  by the Adviser/Administrator                             (128)          221
                                                        -------      --------
       Net Investment Loss                                               (132)
                                                                     --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss                                          (770)
Change in net unrealized appreciation
  during the period                                       9,272
                                                        -------
       Net Gain                                                         8,502
                                                                     --------

Net Increase in Net Assets from Operations                           $  8,370
                                                                     ========

See notes to financial statements.

                        STEIN ROE ADVISOR GROWTH STOCK FUND
                        STATEMENTS OF CHANGES IN NET ASSETS
                                                     Six Months         Period
(in thousands)                                            Ended          Ended
(unaudited)                                           March 31,  September 30,
INCREASE (DECREASE) IN NET ASSETS                          1998       1997 (a)
                                                       --------       --------
Operations:
Net investment loss                                    $   (132)      $     --
Net realized loss                                          (770)            (8)
Net unrealized appreciation                               9,272             34
                                                       --------       --------
    Net Increase from Operations                          8,370             26
                                                       --------       --------
Fund Share Transactions:
Receipts for shares sold - Class A                       33,083             --
Cost of shares repurchased - Class A                     (1,463)            --
                                                       --------       --------
                                                         31,620             --
                                                       --------       --------
Receipts for shares sold - Class B                       36,355             --
Cost of shares repurchased - Class B                       (840)            --
                                                       --------       --------
                                                         35,515             --
                                                       --------       --------
Receipts for shares sold - Class C                        6,682             --
Cost of shares repurchased - Class C                       (191)            --
                                                       --------       --------
                                                          6,491             --
                                                       --------       --------
Receipts for shares sold - Class K                        1,132            260
Cost of shares repurchased - Class K                       (242)           (35)
                                                       --------       --------
                                                            890            225
                                                       --------       --------
    Net Increase from Fund Share
     Transactions                                        74,516            225
                                                       --------       --------
        Total Increase                                   82,886            251
NET ASSETS
Beginning of period                                         251             --
                                                       --------       --------
End of period (including accumulated
  net investment loss of $132 and $ -,
  respectively)                                        $ 83,137       $    251
                                                       ========       ========
NUMBER OF FUND SHARES
Sold - Class A                                            2,814             --
Repurchased - Class A                                      (122)            --
                                                       --------       --------
                                                          2,692             --
                                                       --------       --------
Sold - Class B                                            3,091             --
Repurchased - Class B                                       (70)            --
                                                       --------       --------
                                                          3,021             --
                                                       --------       --------
Sold - Class C                                              561             --
Repurchased - Class C                                       (16)            --
                                                       --------       --------
                                                            545             --
                                                       --------       --------
Sold - Class K                                               91             25
Repurchased - Class K                                       (20)            (3)
                                                       --------       --------
                                                             71             22
                                                       --------       --------

(a)  From commencement of operations on February 14, 1997.

See notes to financial statements.

                          SR&F GROWTH STOCK PORTFOLIO
                       STATEMENT OF ASSETS & LIABILITIES
                                 MARCH 31, 1998

(in thousands)
(unaudited)
ASSETS
Investments at value (cost $406,055)                                 $ 767,809
Dividends receivable                                                       687
Cash                                                                         5
                                                                     ---------
    Total Assets                                                       768,501

LIABILITIES
Payable for:
  Management and accounting fees                 $     385
  Other                                                 40
                                                 ----------
    Total Liabilities                                                      425
                                                                     ---------


NET ASSETS applicable to
investors' beneficial interest                                       $ 768,076
                                                                     =========

See notes to financial statements.

                          SR&F GROWTH STOCK PORTFOLIO
                            STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1998

(in thousands)
(unaudited)
INVESTMENT INCOME
Dividends                                                            $   2,629
Interest                                                                   815
                                                                     ---------
    Total Investment Income                                              3,444

EXPENSES
Management fee                                   $   1,943
Accounting fees                                         20
Trustees' fees                                          15
Audit and legal fees                                    10
Other                                                   55
                                                 ---------
                                                                         2,043
                                                                     ---------
       Net Investment Income                                             1,401
                                                                     ---------

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                                    7,841
Change in net unrealized appreciation
  during the period                                 95,912
                                                 ---------
       Net Gain                                                        103,753
                                                                     ---------
Increase in Net Assets from Operations                               $ 105,154
                                                                     =========

See notes to financial statements.

                          SR&F GROWTH STOCK PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                Six Months              Period
(in thousands)                                       Ended               Ended
(unaudited)                                      March 31,       September 30,
INCREASE IN NET ASSETS                                1998             1997(a)
                                                ----------       -------------
Operations:
Net investment income                            $   1,401           $   1,842
Net realized gain from investments                   7,841              26,585
Change in unrealized appreciation from
  investments                                       95,912              53,294
                                                 ---------           ---------
      Increase from Operations                     105,154              81,721
                                                 ---------           ---------

Transactions in investors' beneficial interest:
Contributions                                       86,443             571,598
Withdrawals                                        (31,892)            (44,948)
                                                 ---------           ---------
Net transactions in investors'
 beneficial interest                                54,551             526,650
                                                 ---------           ---------
        Total Increase                             159,705             608,371
                                                 ---------           ---------

NET ASSETS
Beginning of period                                608,371                   -
                                                 ---------           ---------
End of period                                    $ 768,076           $ 608,371
                                                 =========           =========

(a) From commencement of operations on February 3, 1997.

  See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1998

(All amounts, except per-share amounts, in thousands)
(unaudited)

NOTE 1.  ORGANIZATION
--------------------------------------------------------------------------------
The Stein Roe Advisor Growth Stock Fund (the "Fund") is a multi-class series of the Stein Roe Advisor Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in the SR&F Growth Stock Portfolio (the "Portfolio"), which seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that are believed to have long-term appreciation potential. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class K. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to a declining contingent deferred sales charge on redemptions made within six years after purchase; Class C share are offered at net asset value and are subject to a contingent deferred sales charge on redemptions made within one year after purchase; and Class K shares are offered at net asset value only through certain intermediaries as disclosed in the prospectus. Class B shares automatically convert to Class A after approximately eight years. Class C and Class K shares do not convert.

The Portfolio is a series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. At commencement, Stein Roe Growth Stock Fund contributed $474,861 in securities and other assets in exchange for beneficial ownership of the Portfolio. At February 14, 1997, Stein Roe Advisor Growth Stock Fund contributed cash of $100. The Portfolio allocates net asset value, income and expenses to each investor on a daily basis, based on their respective percentage of ownership. At March 31, 1998, Stein Roe Growth Stock Fund and Stein Roe Advisor Growth Stock Fund owned 89.36 percent and 10.64 percent, respectively, of the Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The following summarizes the significant accounting policies of the Fund and Portfolio. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

SECURITY VALUATIONS

All securities are valued as of March 31, 1998, the last business day of the period. Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.

The Fund intends to utilize provisions of the federal income tax law, which allow the Fund to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1997, the Fund had a capital loss carryforward of $8, which expires in 2005.

DISTRIBUTION TO SHAREHOLDERS
The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in-capital.

NOTE 3.  TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.

The management fee for the Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fee for the Fund is computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, and .10 of 1 percent thereafter.

The Adviser also provides certain accounting services. For the period ended March 31, 1998, the Fund and Portfolio incurred charges of $13 and $20, respectively.

The administrative agreement provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse the Fund to the extent that its expenses exceed 1.40 percent of average annual net assets for Class A shares, 2.10 percent of average annual net assets for Class B and Class C shares, and 1.35 percent for Class K shares through January 31, 1999, subject to earlier termination by the Adviser on 30 days notice.

Shares of the Fund are distributed by Liberty Financial Investments, Inc. (the "Distributor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. The trustees of the Trust have adopted a plan of distribution and service pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for the personal service and/or maintenance of shareholder accounts, the Distributor receives from the Fund a service fee not to exceed 0.25 percent of average annual net assets attributed each class of shares other than Class K shares. The Plan also provides that, as compensation for expenses related to the promotion and distribution of Fund shares the Distributor receives a distribution fee not exceeding 0.10 of 1 percent of average annual net assets attributed to Class A shares, and 0.75 of 1 percent of average annual net assets attributed to each of its Class B and Class C shares. The Plan further provides that, as compensation for services and/or distribution, the Distributor receives a fee at an annual rate not to exceed
0.25 of 1 percent of the average annual net assets attributable to Class K shares. The Distributor has voluntarily agreed to limit the Class A distribution fee to 0.05 of 1 percent annually, subject to termination at any time without shareholder approval. For the period ended March 31, 1998, the Fund incurred 12b-1 distribution and service charges of $128.

Transfer agent fees are paid to Colonial Investors Service Center, Inc. ("CISC"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. Prior to October 15, 1997, transfer agent fees were paid to SteinRoe Services Inc., also an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. Transfer agent fees for the Fund for the period ended March 31, 1998, were $44.

Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and the Portfolio for the period ended March 31, 1998, was $3 and $15, respectively. No renumeration was paid to any other trustee or officer of the Trust.

NOTE 4. SHORT-TERM DEBT
--------------------------------------------------------------------------------
To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the period ended March 31, 1998.

NOTE 5.  INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
The Portfolio's aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended March 31, 1998, were $173,110 and $115,795 respectively.

                       STEIN ROE ADVISOR GROWTH STOCK FUND
                              FINANCIAL HIGHLIGHTS
       (unaudited)
       Selected data for a share of each class outstanding throughout the period is as follows:

                                                   Period ended March 31,
                                     ---------------------------------------------------
                                                           1998
                                      Class A (a)  Class B (a)   Class C (a)   Class K
                                     ---------------------------------------------------
Net asset value -
   Beginning of period            $    11.59     $    11.59     $    11.59    $    11.26
                                  ----------     ----------     ----------    ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                (0.02)         (0.06)         (0.06)        (0.02)
Net realized and
  unrealized gain (b)                   1.54           1.55           1.50          1.93
                                  ----------     ----------     ----------    ----------
Net asset value -
 End of period                    $    13.11     $    13.08     $    13.03    $    13.17
                                  ==========     ==========     ==========    ==========
Total return (c)(d)(e)                13.11%         12.86%         12.42%        16.96%
                                  ==========     ==========     ==========    ==========

       RATIOS TO AVERAGE NET ASSETS
Expenses (f)                           1.40%          2.10%          2.10%         1.35%
Net investment income(loss) (f)      (0.32)%        (1.02)%        (1.02)%       (0.30)%
Fees and expenses
  waived or borne by the

  Adviser/Administrator (f)            0.67%          0.65%          0.65%         3.01%
Net assets at end
  of period (000)                 $   35,292     $   39,509     $    7,104    $    1,232

(a) From commencement of multi-class offering on October 15, 1997.
(b) Per-share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized
(f) Annualized
(g) From the commencement of operations on February 3, 1997.

                       STEIN ROE ADVISOR GROWTH STOCK FUND
                          FINANCIAL HIGHLIGHTS - CONT.

                                                   Period ended September 30,
                                                   --------------------------
                                                             1997
                                                           Class K (g)
                                                           -----------
        Net asset value -
           Beginning of period                                  $ 10.00
                                                                -------

        INCOME FROM INVESTMENT OPERATIONS:
        Net investment income(loss) (b)                           (0.01)
        Net realized and
          unrealized gain (b)                                      1.27
                                                                -------
        Net asset value -
           End of period                                        $ 11.26
                                                                =======
        Total return (c)(d)(e)                                   12.60%
                                                                =======

        RATIOS TO AVERAGE NET ASSETS
        Expenses (f)                                              1.35%
        Net investment income(loss)(f)                          (0.22)%
        Fees and expenses
          waived or borne by the
          Adviser/Administrator (f)                              54.75%
        Net assets at end
          of period (000)                                       $   251

                          SR&F GROWTH STOCK PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                 Six Months          Period
                                                      Ended           Ended
                                                  March 31,   September 30,
                                                 ----------   -------------
(Unaudited)                                            1998         1997(a)

RATIOS TO AVERAGE NET ASSETS
Expenses (b)                                          0.62%           0.63%
Net investment income (b)                             0.42%           0.52%

Portfolio turnover                                      18%             22%
Average commissions per share                       $0.0566         $0.0575

(a) From commencement of operations on February 3, 1997.
(b) Annualized

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Stein Roe Advisor Growth Stock Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Stein Roe Advisor Growth Stock Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Stein Roe Advisor Growth Stock Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

                                    TRUSTEES

THOMAS W. BUTCH
President, Mutual Fund Division and Director, Stein Roe & Farnham Incorporated

WILLIAM W. BOYD
Chairman and Director, Sterling Plumbing Group Inc.

LINDSAY COOK
Senior Vice President, Liberty Financial Companies, Inc.

DOUGLAS A. HACKER
Senior Vice President and Chief Financial Officer, United Airlines

JANET LANGFORD KELLY
Senior Vice President, Secretary and General Counsel, Sara Lee Corporation

CHARLES R. NELSON
Van Voorhis Professor of Political Economy, University of Washington

THOMAS C. THEOBALD
Managing Partner, William Blair Capital Partners


[logo] LIBERTY FINANCIAL INVESTMENTS, INC. (C) 1998

Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621
Visit us at www.libertyfunds.com

                                                   SG-03/197F-0398 (5/98) 98/544